UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23940	Date of Notification: September 26, 2025

2. Exact name of Investment Company as specified in registration statement: Gemcorp Commodities Alternative Products Fund

Gemcorp Commodities Alternative Products Fund

3. Address of principal executive office: (number, street, city, state, zip code)

12 East 49th Street, 18th Floor,

New York, NY 10017

4. Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
By:	/s/ Ahmad Al-Sati
Ahmad Al-Sati
President and Principal Executive Officer

Gemcorp Commodities Alternative Products Fund

NOTICE OF QUARTERLY REPURCHASE OFFER AND FUND UPDATE

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 26, 2025

Dear Gemcorp Commodities Alternative Products Fund Shareholder,

Thank you for your investment. The purpose of this notice is to announce a quarterly repurchase offer for Gemcorp Commodities Alternative Products Fund (the “Fund”) and to provide an update on the Fund’s status which is discussed below following the discussion of the repurchase offer. Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 26, 2025 and end, unless extended, on October 17, 2025 (“Repurchase Request Deadline”).

If you wish to tender shares, complete the attached repurchase request form (“Repurchase Request Form”).

All Repurchase Request Forms must be completed in proper form and received by SS&C GIDS, Inc. (the “Transfer Agent”) by 5:00 p.m. Central Time on Friday, October 17, 2025, to be effective.

If you hold your shares through a financial intermediary, please contact your financial intermediary if you wish to tender shares and do NOT submit the attached form to the Fund. Shareholders who hold their Fund shares through a financial intermediary and who wish to tender their shares must notify their financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request on their behalf. Certain financial intermediaries may require that shareholders submit their repurchase request in advance of the Repurchase Request Deadline, but in no case less than twenty-one (21) calendar days from the commencement of the repurchase offer period.

For details of the offer, please refer to the attached Repurchase Offer, or you may call us at (833) 597-2471.

Fund Status Update: This notice also is intended to inform you that the Fund is classified as a “non-diversified” investment company (under Section 5 of the Investment Company Act). As a non-diversified fund, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code, and thus the Fund intends to satisfy the diversification requirements of Subchapter M.

Sincerely,

Gemcorp Commodities Alternative Products Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuation during that time.

Gemcorp Commodities Alternative Products Fund

REPURCHASE OFFER

1. The Offer. Gemcorp Commodities Alternative Products Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding Class I shares (“Shares”) of beneficial interest (“Repurchase Offer Amount”) at a price equal to the respective net asset value (“NAV”) as of the close of regular trading hours on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on the date the NAV of the Shares offered for repurchase is determined (the “Repurchase Pricing Date”). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer.

2. Net Asset Value. On September 19, 2025, the NAV of the Class I Shares was $10.18 per share. The NAV at which the Fund will repurchase the respective Shares will not be calculated until the Repurchase Pricing Date. A Share’s NAV can fluctuate, prior to such time. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the respective NAV stated above or the NAV on the date on which you return your Repurchase Request Form. A Share’s current NAV may be obtained by calling (833) 597-2471 and asking for the most recent price. The Shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Request Forms must be received in proper form by 5:00 p.m. Central Time on October 17, 2025. Shareholders who hold their Fund shares through a financial intermediary and who wish to tender their shares must notify their financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request on their behalf. Certain financial intermediaries may require that shareholders submit their repurchase request in advance of the Repurchase Request Deadline, but in no case less than twenty-one (21) calendar days from the commencement of the repurchase offer period.

4. Repurchase Pricing Date. The NAV per Share for the Offer will be determined on October 31, 2025, the fourteenth calendar day following the Repurchase Request Deadline. There is a risk that the NAV per Share can fluctuate materially between the Repurchase Request Deadline and the Repurchase Pricing Date.

5. Repurchase Payment Deadline. The Fund expects to make payments for all Shares repurchased no more than seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders in the aggregate tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified by shareholders at any time prior to the Repurchase Request Deadline.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Fund’s board of trustees, including a majority of the independent trustees, and only in the following limited circumstances:

●	If the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);
●	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;
●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine a Share’s respective NAV; and
●	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the offer, and will be notified again if the Fund resumes its offer.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to this Repurchase Offer. This summary is based on current provisions of the Code, existing and proposed applicable U.S. Treasury Regulations, guidance published by the Internal Revenue Service (“IRS”), judicial authority and current administrative rulings and practice, all as of the date of this notice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s private placement memorandum (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisors regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to this Repurchase Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to this Repurchase Offer generally will be treated as having sold or exchanged such Shares if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, (ii) such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of this Repurchase Offer, or (iii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for U.S. federal income tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to this Repurchase Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current earnings and profits and accumulated earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s adjusted tax basis in the Shares, and thereafter as gain from the sale or exchange of a capital asset. If any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of this Repurchase Offer, including shareholders who do not tender any Shares pursuant to this Repurchase Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of this Repurchase Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current and accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, if the purchase of Shares pursuant to this Repurchase Offer is treated as a sale or exchange and not a distribution, loss recognized on Shares repurchased pursuant to this Repurchase Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current private placement memorandum for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in this Repurchase Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to this Repurchase Offer. If, however, (i) payment of the repurchase price is to be made to any person other than the registered owner(s), or (ii) (in the circumstances permitted by this Repurchase Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase price by the Fund’s transfer agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”)

between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to this Repurchase Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Taxation” in the Fund’s Statement of Additional Information for further details.

10. No Redemption Fee. No redemption fees will apply if you sell your Shares pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. Subject to adherence to Rule 23c-3 of the Investment Company Act of 1940, the Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

12. Repurchase Offer Consequences; Expenses. Repurchases of Shares will have the effect of decreasing the size of the Fund and increasing both the proportionate interest in the Fund of shareholders who do not tender Shares and the Fund's expenses as a percentage of average net assets. A reduction in the aggregate assets of the Fund may result in investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. Further, interest on any borrowings to finance share repurchase transactions may reduce the Fund's returns. These effects may be reduced or eliminated to the extent that additional subscriptions for Shares are made from time to time.

13. Record Date. This Repurchase Offer is made to holders of record of the Fund’s Shares as of September 15, 2025.

None of the Fund, Gemcorp Capital Advisors LLC (the “Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Transfer Agent, nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its board of trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein or in the Repurchase Request Form. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund. For additional information about this Repurchase Offer, contact your financial professional.

Gemcorp Commodities Alternative Products Fund

REPURCHASE REQUEST FORM

All sections must be fully completed in order to process your request.

For delivery by regular, registered, certified or express mail, by overnight courier or by personal delivery:

Gemcorp Commodities Alternative Products Fund

c/o SS&C GIDS, Inc.

801 Pennsylvania Ave, Suite 219611

Kansas City, MO 64105-1307

A. BENEFICIAL OWNER(S) INFORMATION

Name:	Name:

Address:	Address:
(street)	(street)

(city/state) (zip)	(city/state) (zip)

Social Security or Tax ID No.:	Social Security or Tax ID No.:

Telephone No.:	Telephone No.:

Fund’s shares (Shares) are held through an individual retirement account (IRA) or other qualified pension account: ☐ Yes ☐ No

Gemcorp Commodities Alternative Products Fund Account No. (if known): ________________________________

Registered Holder Information (if different than above; print name exactly as it appears on the subscription agreement or as indicated on the stock ledger maintained by the Fund’s transfer agent)*

*	For positions registered in the name of a custodian, the signature of the custodian is required. Please ensure the custodian signs this Repurchase Request Form in the “Registered Holder Signature” block in Section E.

Name of Registered Holder:
(e.g., custodian if Shares are registered in the name of a custodian)

Address:
(street) (city/state) (zip)

Tax ID No.:	Telephone No.:

B. SHARES BEING TENDERED

Class of Shares to be tendered:

(Indicate only ONE Share class option. If tendering Shares from more than one Share class, please submit a separate form for each Share class)

☐	I Shares

Number of Shares to be tendered:

☐	All Shares owned
☐	Other number of Shares: __________________________

Please note, if the redemption being requested is due to death of shareholder, please call (833) 597-2471 regarding any additional documents that may be required.

C. REMITTANCE INFORMATION (select one option, if applicable)

If no option is selected, (i) all proceeds from tenders processed for custodial accounts will be remitted to the custodian and (ii) all proceeds from tenders processed for non-custodial accounts will be remitted to the address of record for the owner(s).

☐	Remit payment in the name of the owner(s) to the address of the owner(s) or custodian of record, as applicable, on record with the Fund.

☐	Remit payment in the name of the owner(s) directly to the bank account of the owner(s) or custodian of record, as applicable, on record with the Fund. If no such bank account information is on record with the Fund, payment will be remitted in the name of the owner(s) to the address of the owner(s) or custodian of record, as applicable, on record with the Fund.

☐	Remit payment to, and in the name of, the following third party:

Name:
Address:
(street) (city/state) (zip)
☐	Remit payment in the name of the following account holder and to the following bank via ACH:

Bank Name:

Bank Routing No.:
I
Bank Account No.:

Bank Account Holder Name:

Bank Account Holder Social:

Security or Tax ID No.:

D. COST BASIS INFORMATION (information required for tax reporting purposes)

Per the Internal Revenue Service (IRS) regulation “Basis Reporting by Securities Brokers and Basis Determination for Stock,” the Fund is required to know the cost accounting method the owner(s) would like the Fund to use in calculating the gain or loss associated with this Repurchase Offer. If the owner(s) does not provide this information, the Fund will use its chosen default method, First-In, First-Out (FIFO). Note that the Fund’s default method may not be the most tax advantageous method. The owner(s) may want to consult their financial advisor or tax professional before completing this section.

Select one option then complete the additional information requested, if applicable:

☐	First-In, First-Out (FIFO)

First-In, First-Out uses the first lots purchased into the account to determine the cost basis of the Shares and to calculate the gain or loss.

☐	Specific Share Identification

Specific Share Identification allows the owner(s) to select the Shares from any purchase or reinvested lot that has not previously been sold. Indicate in the table below the number of Shares and date of purchase for each lot to be repurchased in this transaction. To the extent all Shares tendered are not accepted by the Fund, the Fund will use the Shares listed in the first row of the table and proceed to the next row(s) as necessary until all Shares accepted by the Fund are accounted.

NUMBER OF SHARES	DATE OF PURCHASE
____________	____________
____________	____________

In addition, if no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____ Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld).

_____ I elect NOT to have Federal Income Tax withheld.

E. SIGNATURE (all registered holders must sign; the signature must be affixed with a medallion guarantee)

The Signatory authorizes and instructs the Fund to make a cash payment (payable by check or wire transfer) for Shares accepted for purchase by the Fund, without interest thereon and less any applicable withholding taxes, to which the Signatory is entitled in accordance with the instructions in Section C “Remittance Information” above. By executing this Repurchase Request Form, the Signatory hereby delivers to the Fund in connection with the Repurchase Offer the number of Shares indicated in Section B “Number of Shares Being Tendered” above.

Note: To prevent backup withholding, please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

If Shares are registered in the name of a custodian, the custodian of the Shares must execute this Repurchase Request Form, and the beneficial owner of the Shares hereby authorizes and directs the custodian of the Shares to execute this Repurchase Request Form.

Beneficial Owner Signature:

Print Name of Beneficial Owner	Print Name of Beneficial Owner

Title of Signatory if Acting in a Representative Capacity	Title of Signatory if Acting in a Representative Capacity

Signature – Beneficial Owner	Signature – Beneficial Owner

Date	Date

Registered Holder Signature (if different than above; print name exactly as it appears on the subscription agreement or as indicated on the stock ledger maintained by the Fund’s transfer agent):

Signature – Registered Holder

Print Name of Registered Holder

Title of Signatory

Date
Signature Guarantee:*	Signature Guarantee:*
The undersigned hereby guarantees the signature of the registered holder, or if no registered holder is provided, the beneficial owner which appears above on this Repurchase Request Form.	The undersigned hereby guarantees the signature of the registered holder, or if no registered holder is provided, the beneficial owner which appears above on this Repurchase Request Form.

Institution Issuing Guarantee:			Institution Issuing Guarantee:

Name			Name
Address			Address
	(street)			(street)

	(city/state)	(zip)		(city/state)	(zip)
Authorized Signature	Authorized Signature

Name		Name
Title	Date	Title	Date